Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2010
Fair Value of Financial Instruments [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS

3.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Recurring Change in Fair Value

The following table displays assets and liabilities measured on the Company’s consolidated balance sheet at fair value on a recurring basis subsequent to initial recognition:

	At December 31, 2010
Assets (Liabilities) in Millions	Total	Level 1	Level 2	Level 3

Available for sale investments	$6.1	$6.1	$—	$—
Cross currency forward exchange contracts — recorded as other financial assets	15.4	13.4	2.0	—
Cross currency forward exchange contracts — recorded as other financial liabilities	(56.1)	(36.6)	(19.5)	—

	$(34.6)	$(17.1)	$(17.5)	$—

	At December 31, 2009
Assets (Liabilities) in Millions	Total	Level 1	Level 2	Level 3

Available for sale investments	$6.3	$6.3	$—	$—
Cross currency forward exchange contracts — recorded as other financial assets	0.3	0.3	—	—
Cross currency forward exchange contracts — recorded as other financial liabilities	(8.1)	(1.3)	(6.8)	—

	$(1.5)	$5.3	$(6.8)	$—

The available for sale investment is recorded in long-term investments and currency forward contracts are recorded in other financial assets and other financial liabilities in the consolidated balance sheets as of December 31, 2009 and 2010. See Note 12, “Long-Term Investments,” and Note 17, “Other Financial Assets/Liabilities,” for further details.

Nonrecurring Change in Fair Value

The following table displays assets and liabilities measured at fair value on a non-recurring basis; that is, the instrument is not measured at fair value on an ongoing basis but is subject to fair value adjustments in certain circumstances (for example, when the Company recognizes an impairment charge).

The following table displays assets measured on the Company’s consolidated balance sheet at fair value on a non-recurring basis:

	Year ended December 31, 2010
					Total
Assets in Millions	Total	Level 1	Level 2	Level 3	(Losses)

Investment in affiliates:
— Shunda	$43.8	—	—	$43.8	$(82.3)
Property, Plant and Equipment:
— Shanghai thin-film production line	5.4	—	—	5.4	(54.6)
Intangible Assets:
— Kuttler patents and technology	—	—	—	—	(5.2)
Other non current assets	1.3	—	—	1.3	(3.2)

	$6.7	—	—	$6.7	$(63.0)

In 2010, there were other-than-temporary impairment of $82.3 million charged against one of the Company’s investment in affiliates accounted for under the equity method, $54.6 million related to its abandoned thin-film production line, $5.2 million related to its abandoned patent and technology and $3.2 million related to other non current assets, respectively. See Note 8, “Property, Plant and Equipment”, Note 11, “Investment in affiliates”, and Note 12, “Long-term Investments” for further details.

Valuation Classification

The following is a description of the fair value techniques used for instruments measured at fair value as well as the general classification of such instruments pursuant to the valuation hierarchy described in Note 2.

Available-for-Sale Investments — Investments in available for sale securities consist of equity shares of a NASDAQ listed company. The fair value is measured using the closing stock price from the exchange market as of the measurement date. It is classified as Level 1 valuation.

Derivatives — These are primarily plain-vanilla foreign currency forward contracts and foreign currency forward contracts with structure features, like knock-out rights, typically short-term in nature. Fair values are measured using quotes in active markets for identical assets when available, and are classified as Level 1. If quoted prices in active markets for identical assets are not available, the Company uses quotes obtained from professional pricing sources. The Company performs internal validation procedures on quotes from pricing sources using valuation techniques commonly used in the industry, and also considers the credit ratings of respective counterparties in determining the impact of risk of defaults on the valuation of derivative assets. The pricing models used by the Company take into account the contract terms as well as multiple inputs where applicable, such as interest rate yield curves, option volatility and currency rates. These fair value measurements are classified as Level 2, if these financial instruments fair values are based on inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities, or Level 3, if these financial instruments fair values are based on inputs that are unobservable and significant to the overall fair value measurement. During the year 2010, there was no change in level classifications.

Other Long-term Investment and Investment in Affiliates — The fair value is estimated using a discounted cash flow model, using unobservable inputs mainly including assumptions about expected future cash flows based on information supplied by the investee, degree of liquidity in the current credit markets and discount rate. Due to the lack of observable inputs, active markets or transparency to the underlying assets, the Company may rely on qualitative factors to estimate the fair values of the investments, including general macro-economic information and other data supplied by the investee. This fair value measurement is classified as Level 3.

The Company is also required to disclose the fair value of financial instruments that are not carried at fair value on the consolidated balance sheet.

The carrying amount of the Company’s outstanding convertible notes as of December 31, 2009 and 2010 was $740.9 million and $551.6 million, respectively. The estimated fair value of those debts, based on the market transaction information, was $703.5 million and $558.2 million, as of December 31, 2009 and 2010, respectively.

As of December 31, 2010, the carrying value of the Company’s cash and cash equivalents and restricted cash approximated their fair value and consist primarily of money market funds and bank deposits. The carrying value of short-term financial instruments, including short-term investments, accounts receivable and payable, income taxes payable, and short-term borrowing, approximates fair value because of the short-term maturity period. Long-term bank borrowings approximate their fair value since contracts were recently entered into or the embedded interest rates are normally adjusted to the market interest rates pursuant to the long-term bank borrowing agreements. Long-term loans to suppliers are measured based on an imputed interest rate which represents the suppliers’ average borrowing rate and therefore, approximates fair value.